UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 15, 2004

NeoPharm, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-90516	51-0327886
(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 195, Lake Forest, IL 60045
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (847) 295-8678

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financials and Exhibits

(c)          Exhibits

Exhibit Number	Description

99.1	Press Release dated March 15, 2004 announcing NeoPharm, Inc.’s financial results for the fourth quarter and fiscal year ended December 31, 2003

Item 12. Results of Operations and Financial Position

On March 15, 2004, NeoPharm, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this report is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEOPHARM INC.
Date: March 19, 2004	By:	/s/ LAWRENCE A. KENYON
Lawrence A. Kenyon, Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)